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                                                                     Exhibit 11a

              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     We consent to the references to our firm in Post-Effective Amendment No. 4 to the Registration Statement on Form N-1A of the Weiss Treasury Fund.


                                        TAIT, WELLER & BAKER



Philadelphia, Pennsylvania
April 29, 1998